Exhibit 32.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), I, Ashley C. Andersen, President and Chief Executive Officer of Trudy Corporation do hereby certify, to the best of my knowledge that:

     1) The Company's Quarterly Report on Form 10-QSB for the period ended September 30, 2006 being filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This Certification accompanies this Form 10-QSB as an exhibit, but shall not be deemed as having been filed for purposes of Section 18 of the Securities Exchange Act of 1934 or as a separate disclosure document of the Company or the certifying officer.


                                             /s/ ASHLEY C. ANDERSEN
                                             -----------------------------------
Date: November 20, 2006                      Ashley C. Andersen
                                             President, Chief Executive Officer,
                                             Acting Chief Financial Officer

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